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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 AUGUST 31, 2001

                         VIASOURCE COMMUNICATIONS, INC.
               (Exact Name of Registrant as Specified in Charter)



         NEW JERSEY                       0-31341               22-2966853
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(State or Other Jurisdiction            (Commission           (IRS Employer
      of Incorporation)                File Number)        Identification No.)




           200 EAST BROWARD BOULEVARD
                   SUITE 2100
            FORT LAUDERDALE, FLORIDA                                   33301
    ----------------------------------------                        ----------
    (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: 1-800-683-0253

                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS

        The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto the Company's press release, dated August 31, 2001, announcing the resignation of the Company's president and chief executive officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           99.1 Press Release of the Registrant dated August 31, 2001.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VIASOURCE COMMUNICATIONS, INC.

                                         By:  /s/ DOUGLAS J. BETLACH
                                             ---------------------------------
                                                  Douglas J. Betlach
                                             Executive Vice President and
                                             Chief Financial Officer

August 31, 2001



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                                INDEX TO EXHIBITS

EXHIBIT NO.      DESCRIPTION
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99.1             Press Release of the Registrant dated August 31, 2001.



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